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                                                                    EXHIBIT 23.1

                    CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS


     We consent to the inclusion in this amendment no. 1 to the registration statement on form S-3 of our reports dated July 28, 1993, on our audits of the financial statements and financial statement schedules of Digital Equipment Corporation. We also consent to the reference to our firm under the caption "Experts."


                                             COOPERS & LYBRAND

Boston, Massachusetts
February 28, 1994